                                                                    EXHIBIT 10.3

                              SCHEDULE PURSUANT TO
                  INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K



In addition to the agreement filed as Exhibit 10.2 to this filing, Ventas Realty, Limited Partnership has executed and delivered:

     (i) Amended and Restated Master Lease Agreement No. 2, dated as of April 20, 2001, for lease executed by Ventas Realty, Limited Partnership, as Lessor, and Vencor, Inc. and Vencor Operating, Inc., as Tenant;

     (ii) Amended and Restated Master Lease Agreement No. 3, dated as of April 20, 2001, for lease executed by Ventas Realty, Limited Partnership, as Lessor, and Vencor, Inc. and Vencor Operating, Inc., as Tenant; and

     (iii) Amended and Restated Master Lease Agreement No. 4, dated as of April 20, 2001, for lease executed by Ventas Realty, Limited Partnership, as Lessor, and Vencor, Inc. and Vencor Operating, Inc., as Tenant

with respect to each of the properties listed in the schedule below. Such agreements are substantially identical in all material respects with the agreement filed as Exhibit 10.5.1 to this filing, except for (i) immaterial differences relating to (a) the waiver by Lessor of certain events of default by Tenant and (b) the amount of the rental reset fee and (ii) material differences relating to the rents payable by Tenant with respect to each of the properties listed in the schedule below.

                             Amended Master Lease 2
                             ----------------------

       Allocation Schedule - Applicable Transferred Property Percentages

         Ventas, Inc.
------------------------------------------------------------------------------------------------------------------------------------
         Amended Master Lease 2

 Facility ID                        Name                           City            State      Type     Beds     Lease    Bundle
 -----------                        ----                           ----            -----      ----     ----     -----    ------

               Master Lease 2
               --------------
     4607      Vencor Hospital - Ontario                      Ontario                 CA      LTAC      91        2         1
     4612      Vencor Hospital - Kansas City                  Kansas City             MO      LTAC     167        2         1
     4615      Vencor Hospital - Sycamore                     Sycamore                IL      LTAC      77        2         1
     4611      Vencor Hospital - St. Petersburg               St. Petersburg          FL      LTAC      60        2         2
     4654      Vencor Hospital - Houston Northwest            Houston                 TX      LTAC      84        2         4
     4677      Vencor Hospital - Metro Detroit                Detroit                 MI      LTAC     240        2         4
     4653      Vencor Hospital - Ft. Worth Southwest          Ft. Worth               TX      LTAC      80        2         5
     4668      Vencor Hospital - Ft. Worth West               Ft. Worth               TX      LTAC      67        2         5
     4674      Vencor Hospital - Central Tampa                Tampa                   FL      LTAC     102        2         6
     222       Nampa Care Center                              Nampa                   ID      SNF      151        2         1
     513       Hallmark Nursing & Rehab. Ctr.                 New Bedford             MA      SNF      124        2         1
     592       Greenbriar Terrace Healthcare                  Nashua                  NH      SNF      300        2         1
     836       Rehab. & Healthcare Ctr. of Tampa              Tampa                   FL      SNF      174        2         1
     842       Bay Pointe Medical & Rehab. Centre             Virginia Beach          VA      SNF      118        2         1
     125       Titusville Rehab. & Nursing Center             Titusville              FL      SNF      157        2         2
     245       Bay Pointe Nursing Pavilion                    St. Petersburg          FL      SNF      120        2         2
     545       Eastside Rehab. and Living Center              Bangor                  ME      SNF       78        2         2
     549       Kennebunk Nursing Center                       Kennebunk               ME      SNF       80        2         2
     711       Guardian Care of Kinston                       Kinston                 NC      SNF      114        2         2
     826       Harbour Pointe Med. & Rehab. Ctr               Norfolk                 VA      SNF      172        2         2
     1224      Health Havens Nursing & Rehab. Ctr.            E. Providence           RI      SNF       58        2         2
     216       Hillcrest Rehab. Care Center                   Boise                   ID      SNF      123        2         3
     278       Oakview Nursing & Rehab. Ctr.                  Calvert City            KY      SNF      114        2         3
     320       Magnolia Gardens Care Center                   Burlingame              CA      SNF       84        2         3
     407       Parkwood Health Care Center                    Lebanon                 IN      SNF      153        2         3
     641       Torrey Pines Care Center                       Las Vegas               NV      SNF      105        2         3
     690       Wasatch Valley Rehabilitation                  Salt Lake City          UT      SNF      118        2         3

----------------------------------------------------------------------------------------------
                                                                                  3.50%

                     Name                      Initial Rent       % of ML         Rent @
                     ----                      ------------       -------         ------
                                                                               May 1, 2001
Master Lease 2                                                                 ------------
--------------
Vencor Hospital - Ontario                            4,167,626       10.758%        4,313,493
Vencor Hospital - Kansas City                        2,059,981        5.317%        2,132,080
Vencor Hospital - Sycamore                           1,485,380        3.834%        1,537,369
Vencor Hospital - St. Petersburg                     1,736,949        4.484%        1,797,742
Vencor Hospital - Houston Northwest                  1,096,912        2.831%        1,135,304
Vencor Hospital - Metro Detroit                        881,587        2.276%          912,443
Vencor Hospital - Ft. Worth Southwest                  682,546        1.762%          706,435
Vencor Hospital - Ft. Worth West                       752,047        1.941%          778,369
Vencor Hospital - Central Tampa                      1,333,812        3.443%        1,380,495
Nampa Care Center                                      561,032        1.448%          580,668
Hallmark Nursing & Rehab. Ctr.                         207,703        0.536%          214,973
Greenbriar Terrace Healthcare                        2,294,455        5.923%        2,374,761
Rehab. & Healthcare Ctr. of Tampa                      180,402        0.466%          186,716
Bay Pointe Medical & Rehab. Centre                     432,699        1.117%          447,843
Titusville Rehab. & Nursing Center                     447,847        1.156%          463,521
Bay Pointe Nursing Pavilion                            363,669        0.939%          376,397
Eastside Rehab. and Living Center                      518,389        1.338%          536,533
Kennebunk Nursing Center                               481,596        1.243%          498,451
Guardian Care of Kinston                               501,204        1.294%          518,746
Harbour Pointe Med. & Rehab. Ctr                       312,438        0.806%          323,374
Health Havens Nursing & Rehab. Ctr.                    274,407        0.708%          284,011
Hillcrest Rehab. Care Center                           831,783        2.147%          860,895
Oakview Nursing & Rehab. Ctr.                          443,770        1.145%          459,302
Magnolia Gardens Care Center                           668,372        1.725%          691,765
Parkwood Health Care Center                            392,050        1.012%          405,772
Torrey Pines Care Center                                90,911        0.235%           94,093
Wasatch Valley Rehabilitation                          447,860        1.156%          463,536

         Ventas, Inc.
------------------------------------------------------------------------------------------------------------------------------------
         Amended Master Lease 2

 Facility ID                        Name                           City            State      Type     Beds     Lease    Bundle
 -----------                        ----                           ----            -----      ----     ----     -----    ------

     822       Primacy Healthcare                             Memphis                 TN      SNF      120        2         3
     111       Rolling Hills Health Care Center               New Albany              IN      SNF      115        2         4
     136       LaSalle Healthcare Center                      Durham                  NC      SNF      126        2         4
     223       Weiser Rehabilitation and Care Ctr.            Weiser                  ID      SNF       89        2         4
     282       Maple Manor Healthcare Center                  Greenville              KY      SNF      101        2         4
     294       Windsor Estates Health & Rehab Ctr             Kokomo                  IN      SNF      145        2         4
     706       Guardian Care of Henderson                     Henderson               NC      SNF       80        2         4
     726       Guardian Care of Elizabeth City                Elizabeth City          NC      SNF      120        2         4
     780       Columbus Health & Rehab. Center                Columbus                IN      SNF      235        2         4
     168       Lakewood Healthcare Center                     Lakewood                WA      SNF       80        2         5
     289       San Luis Medical & Rehab Center                Greenbay                WI      SNF      164        2         5
     420       Maywood Acres Healthcare Center                Oxnard                  CA      SNF       98        2         5
     578       West Lafayette Rehab & Nsg Ctr                 West Lafayette          OH      SNF       96        2         5
     634       Cambridge Health & Rehab. Center               Cambridge               OH      SNF      159        2         5
     743       Desert Life Rehab & Care Center                Tuscon                  AZ      SNF      240        2         5
     744       Cherry Hills Health Care Center                Englewood               CO      SNF       95        2         5
     766       Colonial Manor Medical & Rehab Ctr.            Wausau                  WI      SNF      152        2         5
     508       Crawford Skilled Nsg. & Rehab. Ctr.            Fall River              MA      SNF      124        2         6
     532       Hillcrest Nursing Home                         Fitchburg               MA      SNF       96        2         6
     534       Country Gardens Sk. Nsg. & Rehab.              Swansea                 MA      SNF       86        2         6
     565       Hamilton Rehab. & Healthcare Center            Norwich                 CT      SNF      160        2         6
     584       Franklin Sk. Nsg. & Rehab. Center              Franklin                MA      SNF       82        2         6
     804       Rehab. & Healthc. Ctr. of Birmingham           Birmingham              AL      SNF      114        2         6
     837       Rehab & Health Ctr. of Cape Coral              Cape Coral              FL      SNF      120        2         6
     1217      Casa Mora Rehab. & Ext Care                    Bradenton               FL      SNF      240        2         6
     1226      Homestead Health Center                        Stamford                CT      SNF       87        2         6
     1228      Lafayette Nsg. & Rehab. Ctr.                   Fayetteville            GA      SNF      179        2         6

               Hospitals                                                                               968
               SNFs                                                                                   5,846
               Total Master Lease 2                                                                   6,814
-----------------------------------------------------------------------------------------------
                                                                                   3.50%

                     Name                       Initial Rent       % of ML         Rent @
                     ----                       ------------       -------         ------
                                                                                May 1, 2001
                                                                                -----------
Primacy Healthcare                                    1,156,871        2.986%        1,197,362
Rolling Hills Health Care Center                        335,014        0.865%          346,740
LaSalle Healthcare Center                               164,316        0.424%          170,067
Weiser Rehabilitation and Care Ctr.                     259,660        0.670%          268,749
Maple Manor Healthcare Center                           425,131        1.097%          440,011
Windsor Estates Health & Rehab Ctr                      703,298        1.815%          727,913
Guardian Care of Henderson                              235,058        0.607%          243,285
Guardian Care of Elizabeth City                         415,592        1.073%          430,138
Columbus Health & Rehab. Center                       1,009,876        2.607%        1,045,222
Lakewood Healthcare Center                              628,869        1.623%          650,879
San Luis Medical & Rehab Center                         513,039        1.324%          530,995
Maywood Acres Healthcare Center                         310,047        0.800%          320,899
West Lafayette Rehab & Nsg Ctr                          362,123        0.935%          374,797
Cambridge Health & Rehab. Center                        960,468        2.479%          994,085
Desert Life Rehab & Care Center                         619,511        1.599%          641,194
Cherry Hills Health Care Center                         716,438        1.849%          741,514
Colonial Manor Medical & Rehab Ctr.                     548,065        1.415%          567,247
Crawford Skilled Nsg. & Rehab. Ctr.                     536,233        1.384%          555,001
Hillcrest Nursing Home                                  473,073        1.221%          489,631
Country Gardens Sk. Nsg. & Rehab.                       442,337        1.142%          457,819
Hamilton Rehab. & Healthcare Center                     204,167        0.527%          211,313
Franklin Sk. Nsg. & Rehab. Center                       303,976        0.785%          314,615
Rehab. & Healthc. Ctr. of Birmingham                    623,297        1.609%          645,112
Rehab & Health Ctr. of Cape Coral                       616,402        1.591%          637,976
Casa Mora Rehab. & Ext Care                             986,809        2.547%        1,021,348
Homestead Health Center                                 366,145        0.945%          378,960
Lafayette Nsg. & Rehab. Ctr.                          1,177,476        3.039%        1,218,688

Hospitals                                            14,196,840       36.646%       14,693,729
SNFs                                                 24,543,878       63.354%       25,402,914
Total Master Lease 2                                 38,740,718      100.000%       40,096,643

                             Amended Master Lease 3
                             ----------------------

        Allocation Schedule - Applicable Transferred Property Percentages

       Ventas, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
         AMENDED MASTER LEASE 3

 Facility ID                      Name                            City            State       Type     Beds     Lease    Bundle
 -----------                      ----                            ----            -----       ----     ----     -----    ------

               Master Lease 3
               --------------
     4644      THC - Orange County                         Orange County           CA         LTAC      48        3         1
     4676      Vencor Hospital - Hollywood                 Hollywood               FL         LTAC      124       3         2
     4675      Vencor Hospital - Detroit                   Detroit                 MI         LTAC      160       3         3
     4688      Vencor Hospital - Boston                    Boston                  MA         LTAC      36        3         3
     4647      THC - Las Vegas Hospital                    Las Vegas               NV         LTAC      52        3         4
     4662      Vencor Hospital - Greensboro                Greensboro              NC         LTAC      124       3         4
     4673      Vencor Hosp - Boston Northshore             Peabody                 MA         LTAC      50        3         4
     4635      Vencor Hospital - San Antonio               San Antonio             TX         LTAC      59        3         5
     4660      Vencor Hospital - Mansfield                 Mansfield               TX         LTAC      55        3         5
     210       Californian Care Center                     Bakersfield             CA         SNF       160       3         1
     219       Emmett Rehab. and Healthcare                Emmett                  ID         SNF       95        3         1
     230       Crosslands Rehab. & Health Care Ctr.        Sandy                   UT         SNF       120       3         1
     411       Alta Vista Healthcare Center                Riverside               CA         SNF       99        3         1
     453       Medford Rehab. & Healthcare Ctr.            Medford                 OR         SNF       130       3         1
     461       Edmonds Rehab. & Healthcare Ctr.            Edmonds                 WA         SNF       98        3         1
     770       Vallhaven Care Center                       Neenah                  WI         SNF       148       3         1
     873       Brighton Care Center                        Brighton                CO         SNF       120       3         1
     124       Healthcare & Rehab Ctr of Sanford           Sanford                 FL         SNF       114       3         2
     155       Savannah Rehab. & Nursing Center            Savannah                GA         SNF       120       3         2
     181       Windsor Woods Convalescent Center           Hudson                  FL         SNF       103       3         2
     182       Cordova Rehab. & Nursing Center             Cordova                 TN         SNF       284       3         2
     372       Carrollwood Care Center                     Tampa                   FL         SNF       120       3         2
     547       Brewer Rehabilitation & Living Center       Brewer                  ME         SNF       114       3         2
     645       Specialty Care of Marietta                  Marietta                GA         SNF       146       3         2
     824       Rehab. & Healthcare Ctr. of Mobile          Mobile                  AL         SNF       174       3         2

--------------------------------------------------------------------------------------------
                                                                                3.50%

                   Name                      Initial Rent       % of ML         Rent @
                   ----                      ------------       -------         ------
Master Lease 3                                                               May 1, 2000
--------------                                                               -----------
THC - Orange County                                1,231,361        4.386%        1,274,459
Vencor Hospital - Hollywood                          467,585        1.666%          483,950
Vencor Hospital - Detroit                          1,566,762        5.581%        1,621,598
Vencor Hospital - Boston                             886,290        3.157%          917,311
THC - Las Vegas Hospital                             243,107        0.866%          251,616
Vencor Hospital - Greensboro                         732,333        2.609%          757,965
Vencor Hosp - Boston Northshore                      483,770        1.723%          500,702
Vencor Hospital - San Antonio                      1,117,530        3.981%        1,156,644
Vencor Hospital - Mansfield                          183,778        0.655%          190,210
Californian Care Center                            1,193,476        4.251%        1,235,248
Emmett Rehab. and Healthcare                         281,951        1.004%          291,820
Crosslands Rehab. & Health Care Ctr.                 863,072        3.074%          893,280
Alta Vista Healthcare Center                         351,597        1.252%          363,903
Medford Rehab. & Healthcare Ctr.                     702,003        2.501%          726,573
Edmonds Rehab. & Healthcare Ctr.                     159,313        0.567%          164,889
Vallhaven Care Center                                563,738        2.008%          583,469
Brighton Care Center                                 721,136        2.569%          746,376
Healthcare & Rehab Ctr of Sanford                    302,259        1.077%          312,838
Savannah Rehab. & Nursing Center                     701,393        2.498%          725,941
Windsor Woods Convalescent Center                    478,751        1.705%          495,508
Cordova Rehab. & Nursing Center                    1,008,551        3.593%        1,043,850
Carrollwood Care Center                              436,983        1.557%          452,278
Brewer Rehabilitation & Living Center              1,061,823        3.782%        1,098,987
Specialty Care of Marietta                           585,035        2.084%          605,512
Rehab. & Healthcare Ctr. of Mobile                   893,671        3.183%          924,949

       Ventas, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
         AMENDED MASTER LEASE 3

 Facility ID                      Name                            City            State       Type     Beds     Lease    Bundle
 -----------                      ----                            ----            -----       ----     ----     -----    ------

               Master Lease 3
               --------------
     1220      Highland Pines Rehab. Center                Clearwater              FL         SNF       120       3         2
     506       Presentation Nursing & Rehab. Ctr.          Brighton                MA         SNF       122       3         3
     514       Sachem Nursing & Rehab. Ctr.                East Bridgewater        MA         SNF       123       3         3
     539       Newton and Wellesley Alzheimer Ctr.         Wellesley               MA         SNF       110       3         3
     544       Augusta Rehabilitation Center               Augusta                 ME         SNF       78        3         3
     851       Villa Campana Health Center                 Tucson                  AZ         SNF       120       3         3
     116       Pettigrew Rehab. & Healthcare Ctr.          Durham                  NC         SNF       107       3         4
     143       Raleigh Rehab. & Healthcare Center          Raleigh                 NC         SNF       174       3         4
     307       Lincoln Nursing Center                      Lincoln                 NC         SNF       120       3         4
     554       Westgate Manor                              Bangor                  ME         SNF       109       3         4
     563       Camelot Nursing & Rehab. Center             New London              CT         SNF       66        3         4
     568       Parkway Pavilion Healthcare                 Enfield                 CT         SNF       140       3         4
     587       River Terrace                               Lancaster               MA         SNF       82        3         4
     713       Guardian Care of Zebulon                    Zebulon                 NC         SNF       60        3         4
     269       Meadowvale Health & Rehab. Ctr.             Bluffton                IN         SNF       120       3         5
     279       Cedars of Lebanon Nursing Center            Lebanon                 KY         SNF       94        3         5
     281       Riverside Manor Health Care                 Calhoun                 KY         SNF       84        3         5
     694       Wedgewood Healthcare Center                 Clarksville             IN         SNF       124       3         5
     773       Mt. Carmel Medical & Rehab. Ctr.            Burlington              WI         SNF       155       3         5
     774       Mt. Carmel Medical & Rehab. Ctr.            Milwaukee               WI         SNF       457       3         5
     782       Danville Centre for Health & Rehab.         Danville                KY         SNF       106       3         5
     1237      Wyomissing Nsg. & Rehab. Ctr.               Reading                 PA         SNF       103       3         5

               Hospitals                                                                                708
               SNFs                                                                                    4,919
               Total Master Lease 3                                                                    5,627
--------------------------------------------------------------------------------------------
                                                                                3.50%

                   Name                      Initial Rent       % of ML         Rent @
                   ----                      ------------       -------         ------
Master Lease 3                                                               May 1, 2000
--------------                                                               -----------
Highland Pines Rehab. Center                         126,079        0.449%          130,492
Presentation Nursing & Rehab. Ctr.                   401,376        1.430%          415,424
Sachem Nursing & Rehab. Ctr.                         435,207        1.550%          450,439
Newton and Wellesley Alzheimer Ctr.                  819,980        2.921%          848,680
Augusta Rehabilitation Center                        139,227        0.496%          144,100
Villa Campana Health Center                          289,741        1.032%          299,882
Pettigrew Rehab. & Healthcare Ctr.                   297,533        1.060%          307,947
Raleigh Rehab. & Healthcare Center                   406,445        1.448%          420,671
Lincoln Nursing Center                               592,966        2.112%          613,719
Westgate Manor                                       422,018        1.503%          436,788
Camelot Nursing & Rehab. Center                      356,854        1.271%          369,344
Parkway Pavilion Healthcare                          441,449        1.572%          456,899
River Terrace                                        576,648        2.054%          596,830
Guardian Care of Zebulon                             377,015        1.343%          390,211
Meadowvale Health & Rehab. Ctr.                      680,479        2.424%          704,295
Cedars of Lebanon Nursing Center                     324,796        1.157%          336,163
Riverside Manor Health Care                          405,333        1.444%          419,519
Wedgewood Healthcare Center                          339,005        1.208%          350,870
Mt. Carmel Medical & Rehab. Ctr.                     952,102        3.392%          985,426
Mt. Carmel Medical & Rehab. Ctr.                   1,308,112        4.660%        1,353,896
Danville Centre for Health & Rehab.                  589,630        2.100%          610,267
Wyomissing Nsg. & Rehab. Ctr.                        573,924        2.044%          594,011

Hospitals                                          6,912,517       24.623%        7,154,455
SNFs                                              21,160,672       75.377%       21,901,296
Total Master Lease 3                              28,073,189      100.000%       29,055,751

                             Amended Master Lease 4
                             ----------------------

        Allocation Schedule - Applicable Transferred Property Percentages

       Ventas, Inc.
------------------------------------------------------------------------------------------------------------------------------------
         AMENDED MASTER LEASE 4

 Facility ID                        Name                              City          State     Type     Beds     Lease    Bundle
 -----------                        ----                              ----          -----     ----     ----     -----    ------

               Master Lease 4
               --------------
     4645      Vencor Hospital - Ft. Lauderdale               Ft. Lauderdale          FL      LTAC      64        4         1
     4685      Vencor Hospital - Houston                      Houston                 TX      LTAC      94        4         1
     4658      Vencor Hospital - Tucson                       Tucson                  AZ      LTAC      51        4         2
     4614      Vencor Hospital - Philadelphia                 Philadelphia            PA      LTAC      52        4         3
     4617      Vencor Hospital - Arlington, VA                Arlington               VA      LTAC     164        4         3
     4666      Vencor Hospital - New Orleans                  New Orleans             LA      LTAC     168        4         4
     4671      Vencor Hospital - Lake Shore                   Chicago                 IL      LTAC     103        4         4
     4664      Vencor Hospital - Albuquerque                  Albuquerque             NM      LTAC      61        4         5
     4665      Vencor Hospital - Denver                       Denver                  CO      LTAC      68        4         5
     146       Rose Manor Health Care Center                  Durham                  NC      SNF      123        4         1
     148       Village Square Nsg. & Rehab. Ctr.              San Marcos              CA      SNF      120        4         1
     209       Valley View Health Care Center                 Elkhart                 IN      SNF      140        4         1
     225       Moscow Care Center                             Moscow                  ID      SNF       94        4         1
     350       Valley Gardens HC & Rehab.                     Stockton                CA      SNF      120        4         1
     481       South Central Wyoming HC. & Rehab              Rawlins                 WY      SNF       90        4         1
     566       Windsor Rehab. & Healthcare Center             Windsor                 CT      SNF      120        4         1
     585       Great Barrington Rehab. & Nsg. Ctr.            Great Barrington        MA      SNF      106        4         1
     158       Bellingham Health Care & Rehab Svc             Bellingham              WA      SNF      111        4         2
     268       Colonial Oaks Rehab.Ctr-Ft. Myers              Ft. Meyers              FL      SNF      120        4         2
     526       Brittany Healthcare Center                     Natick                  MA      SNF      126        4         2
     546       Winship Green Nursing Center                   Bath                    ME      SNF       72        4         2
     569       Chillicothe Nursing & Rehab. Center            Chillecothe             OH      SNF      101        4         2
     637       Evergreen Woods Health & Rehab.                Springhill              FL      SNF      120        4         2
     771       Kennedy Park Medical & Rehab. Ctr.             Schofield               WI      SNF      164        4         2
     802       Bridgepark Ctr. for Rehab. & Nsg. Sv.          Akron                   OH      SNF      174        4         2
     853       Kachina Point Health Care & Rehab.             Sedona                  AZ      SNF      120        4         2
     859       Castle Garden Care Center                      Northglenn              CO      SNF      180        4         2
----------------------------------------------------------------------------------------------
                                                                                  3.50%

                     Name                      Initial Rent       % of ML         Rent @
                     ----                      ------------       -------       May 1 2001
                                                                                ----------
Master Lease 4
--------------
Vencor Hospital - Ft. Lauderdale                     1,511,435        4.325%        1,564,335
Vencor Hospital - Houston                            2,067,167        5.915%        2,139,518
Vencor Hospital - Tucson                               313,875        0.898%          324,861
Vencor Hospital - Philadelphia                         592,230        1.695%          612,958
Vencor Hospital - Arlington, VA                      1,067,042        3.053%        1,104,388
Vencor Hospital - New Orleans                          387,826        1.110%          401,400
Vencor Hospital - Lake Shore                           507,364        1.452%          525,122
Vencor Hospital - Albuquerque                          649,827        1.859%          672,571
Vencor Hospital - Denver                             1,730,624        4.952%        1,791,195
Rose Manor Health Care Center                          461,359        1.320%          477,506
Village Square Nsg. & Rehab. Ctr.                      467,415        1.338%          483,775
Valley View Health Care Center                         327,826        0.938%          339,300
Moscow Care Center                                     133,550        0.382%          138,224
Valley Gardens HC & Rehab.                             496,515        1.421%          513,893
South Central Wyoming HC. & Rehab                      252,653        0.723%          261,496
Windsor Rehab. & Healthcare Center                     239,825        0.686%          248,219
Great Barrington Rehab. & Nsg. Ctr.                     96,808        0.277%          100,196
Bellingham Health Care & Rehab Svc                     383,077        1.096%          396,485
Colonial Oaks Rehab.Ctr-Ft. Myers                      628,885        1.800%          650,896
Brittany Healthcare Center                             315,787        0.904%          326,840
Winship Green Nursing Center                           220,123        0.630%          227,827
Chillicothe Nursing & Rehab. Center                    518,158        1.483%          536,293
Evergreen Woods Health & Rehab.                        967,661        2.769%        1,001,529
Kennedy Park Medical & Rehab. Ctr.                     330,967        0.947%          342,551
Bridgepark Ctr. for Rehab. & Nsg. Sv.                1,024,421        2.931%        1,060,276
Kachina Point Health Care & Rehab.                     686,239        1.964%          710,257
Castle Garden Care Center                              881,914        2.524%          912,781

       Ventas, Inc.
------------------------------------------------------------------------------------------------------------------------------------
         AMENDED MASTER LEASE 4

 Facility ID                        Name                              City          State     Type     Beds     Lease    Bundle
 -----------                        ----                              ----          -----     ----     ----     -----    ------

               Master Lease 4
               --------------
     1234      San Pedro Manor                                San Antonio             TX      SNF      150        4         2
     503       Brigham Manor Nursing & Rehab Ctr              Newburyport             MA      SNF       64        4         3
     517       Oakwood Rehab. & Nursing Center                Webster                 MA      SNF       81        4         3
     523       Star of David Nsg. & Rehab/Alz Ctr.            West Roxbury            MA      SNF      149        4         3
     542       Den-Mar Rehab. & Nursing Center                Rockport                MA      SNF       80        4         3
     559       Birchwood Terrace Healthcare                   Burlington              VT      SNF      160        4         3
     583       Embassy House Sk. Nsg. & Rehab.                Brockton                MA      SNF      123        4         3
     1221      Courtland Gardens Health Ctr., Inc.            Stamford                CT      SNF      180        4         3
     1231      Oak Hill Nursing & Rehab. Ctr.                 Pawtucket               RI      SNF      143        4         3
     570       Pickerington Nursing & Rehab. Ctr.             Pickerington            OH      SNF      100        4         4
     571       Logan Health Care Center                       Logan                   OH      SNF      159        4         4
     723       Guardian Care of Rocky Mount.                  Rocky Mount             NC      SNF      118        4         4
     791       Rehab. & Healthc. Ctr. of Huntsville           Huntsville              AL      SNF      159        4         4
     1218      North Broward Rehab. & Nsg. Ctr.               Pompano Beach           FL      SNF      194        4         4
     1232      Pompano Rehab/Nursing Ctr.                     Pompano Beach           FL      SNF      127        4         4
     1233      Abbey Rehab. & Nsg. Center                     St. Petersburg          FL      SNF      152        4         4
     1238      Tucker Nursing Center                          Tucker                  GA      SNF      148        4         4
     131       Vencor-Corydon                                 Corydon                 IN      SNF       92        4         5
     213       Wildwood Healthcare Center                     Indianapolis            IN      SNF      173        4         5
     277       Rosewood Health Care Center                    Bowling Green           KY      SNF      186        4         5
     290       Bremen Health Care Center                      Bremen                  IN      SNF       97        4         5
     746       Homestead Health Care & Rehab Ctr              Lincoln                 NE      SNF      167        4         5
     765       Eastview Medical & Rehab. Center               Antigo                  WI      SNF      173        4         5
     785       Hillcrest Health Care Center                   Owensboro               KY      SNF      156        4         5
     787       Woodland Terrace Health Care Fac.              Elizabethtown           KY      SNF      118        4         5
     864       Harrodsburg Health Care Center                 Harrodsburg             KY      SNF      112        4         5

               Hospitals                                                                               825
               SNFs                                                                                   5,762
               Total Master Lease 4                                                                   6,587
----------------------------------------------------------------------------------------------
                                                                                  3.50%

                     Name                      Initial Rent       % of ML         Rent @
                     ----                      ------------       -------       May 1 2001
                                                                                ----------
Master Lease 4
--------------
San Pedro Manor                                        228,170        0.653%          236,156
Brigham Manor Nursing & Rehab Ctr                      173,983        0.498%          180,072
Oakwood Rehab. & Nursing Center                        296,886        0.850%          307,277
Star of David Nsg. & Rehab/Alz Ctr.                    539,121        1.543%          557,990
Den-Mar Rehab. & Nursing Center                        471,166        1.348%          487,657
Birchwood Terrace Healthcare                           643,359        1.841%          665,877
Embassy House Sk. Nsg. & Rehab.                        260,961        0.747%          270,094
Courtland Gardens Health Ctr., Inc.                    927,384        2.654%          959,842
Oak Hill Nursing & Rehab. Ctr.                       1,153,871        3.302%        1,194,256
Pickerington Nursing & Rehab. Ctr.                     370,536        1.060%          383,504
Logan Health Care Center                               766,849        2.194%          793,688
Guardian Care of Rocky Mount.                          506,062        1.448%          523,774
Rehab. & Healthc. Ctr. of Huntsville                 1,263,663        3.616%        1,307,892
North Broward Rehab. & Nsg. Ctr.                     1,213,134        3.471%        1,255,594
Pompano Rehab/Nursing Ctr.                             724,359        2.073%          749,712
Abbey Rehab. & Nsg. Center                             255,862        0.732%          264,817
Tucker Nursing Center                                  616,769        1.765%          638,356
Vencor-Corydon                                         500,000        1.431%          517,500
Wildwood Healthcare Center                           1,526,070        4.367%        1,579,482
Rosewood Health Care Center                          1,021,208        2.922%        1,056,950
Bremen Health Care Center                              496,753        1.421%          514,139
Homestead Health Care & Rehab Ctr                    1,375,384        3.936%        1,423,522
Eastview Medical & Rehab. Center                       521,571        1.492%          539,826
Hillcrest Health Care Center                           794,228        2.273%          822,026
Woodland Terrace Health Care Fac.                      504,865        1.445%          522,535
Harrodsburg Health Care Center                         533,619        1.527%          552,296

Hospitals                                            8,827,390       25.260%        9,136,349
SNFs                                                26,119,016       74.740%       27,033,181
Total Master Lease 4                                34,946,406      100.000%       36,169,530